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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                   FORM 8-K/A



                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                      January 25, 2000 (November 24, 1999)

                               COMMERCE ONE, INC.
                                 ---------------
           (Exact name of the Registrant as specified in its charter)



            Delaware                      333-76987               680322810
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 (State or other jurisdiction of   (Commission File Number)  (I.R.S. Employer
         incorporation)                                     Identification No.)


                         1600 Riviera Avenue, Suite 200
                         Walnut Creek, California 94596

                    (Address of Principal Executive Offices)
                                   (Zip Code)

       Registrant's telephone number, including area code: (925) 941-6022


                                 Not Applicable
         ---------------------------------------------------------------
          (Former name or former address, if changed since last report)

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The undersigned Registrant hereby amends the following item of its Current
Report on Form 8-K filed November 24, 1999 for the event of November 12, 1999.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         The following financial statements and exhibits are filed as part of this report.

         (a)      FINANCIAL STATEMENTS OF COMMERCEBID.COM, INC.:

                  Included herein as Exhibit 99.1 to this Current Report on Form 8-K/A is the balance sheet of CommerceBid.com, Inc. ("CommerceBid") as of October 31, 1999, and the related statements of operations, shareholders' equity, and cash flows for the period March 1, 1999 (inception) through October 31, 1999.

         (b)      PRO FORMA FINANCIAL INFORMATION

                           (i)      The following documents appear as Exhibit
                                    99.2 to this Current Report on Form 8-K/A and are incorporated herein by reference:

                                    1)       Unaudited Pro Forma Condensed
                                             Combining Balance Sheet as of
                                             September 30, 1999;

                                    2)       Unaudited Pro Form Condensed
                                             Combining Statement of Operations
                                             for the Nine Months Ended September
                                             30, 1999; and

                                    3)       Notes to the Unaudited Pro Forma
                                             Condensed Combining Financial
                                             Information.

         (c)      EXHIBITS

                           2.1      Agreement and Plan of Merger and
                                    Reorganization, dated as of November 4,
                                    1999, by and among Commerce One, Inc., Eddie
                                    Acquisition Corporation, CommerceBid.com,
                                    Inc., and other related parties.(1)

                           27.1     Financial Data Schedules.

                           99.1     Audited Financial Statements of
                                    CommerceBid.com, Inc.

                           99.2 Unaudited Pro Forma Condensed Combining Financial Information.

------------------------------------

                           (1) Incorporated by reference to Exhibit 2 to the Registrant's Form 8-K filed November 24, 1999.


                                     -2-

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                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        COMMERCE ONE, INC.

Date:    January 25, 2000               By: /s/ Robert M. Tarkoff
                                          --------------------------------------
                                            Robert M. Tarkoff
                                            Vice President, General Counsel
                                            and Secretary


                                     -3-

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                               COMMERCE ONE, INC.

                          CURRENT REPORT ON FORM 8-K/A

                                INDEX TO EXHIBITS


Exhibit No.       Description
-----------       -----------
27.1              Financial Data Schedules

99.1              Audited Financial Statements of CommerceBid.com, Inc.

99.2              Unaudited Pro Forma Condensed Combining Financial Information.